UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2013

Cloud Peak Energy Inc.

Cloud Peak Energy Resources LLC

(Exact name of registrant as specified in its charter)

Delaware Delaware	001-34547 333-168639	26-3088162 26-4073917
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

505 S. Gillette Ave., Gillette, Wyoming	82716
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (307) 687-6000

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.       Regulation FD

On January 24, 2013, Cloud Peak Energy Inc. (“Cloud Peak Energy”) issued a press release announcing it has signed agreements with the Crow Tribe of Indians regarding exploration rights and exclusive options to lease and develop significant Northern Powder River Basin (NPRB) coal assets in southeast Montana.  A copy of the press release is furnished hereto as Exhibit 99.1 and incorporated in this Item 7.01 by reference.

Item 8.01.       Other Events.

On January 24, 2013, Cloud Peak Energy announced it has signed the option and exploration agreements covering significant coal assets in the NPRB with the Crow Tribe of Indians.  The agreements will now be submitted to the U.S. Department of the Interior for review with a request for approval within 180 days.  Department of the Interior approval is required in order to consummate the transactions contemplated by the agreements.  Cloud Peak Energy made a $2.25 million payment to the Crow Tribe at signing and, if approved by the Department of the Interior, will make an additional $1.5 million payment, followed by annual option payments over an initial five-year term.  Total payments through the initial five-year option period could amount to $10 million.

The option and exploration agreements provide for exploration and exclusive options to lease three separate coal deposits on the Crow Indian Reservation in Montana over an initial five-year term, with two extension periods through 2035 if certain conditions are met.  The three deposits are in the vicinity of Cloud Peak Energy’s Spring Creek mine and Youngs Creek project in Montana and Wyoming, respectively, and would potentially be developed as part of a larger mining complex with these properties.  Subsequent to approval by the Department of Interior, if obtained, and subject to customary regulatory approvals, Cloud Peak Energy will conduct exploration activities to complete delineation of the potentially economic coal tonnages that are subject to the options.

Upon exercise of an option(s) to lease, Cloud Peak Energy would pay the Tribe an amount equal to $0.08 per ton to $0.15 per ton, depending on the specific lease and coal deposit and subject to adjustment for inflation.  The agreements also set forth adjustable royalty rates, ranging from 7.5% to 15%, and coal production taxes amounting to a nominal 20% of FOB mine gross proceeds payable to the Tribe.  Cloud Peak Energy would provide preferential hiring, training, and promotion for qualified Indians for work on the Reservation, funding of Crow scholarships at an initial amount of $75,000 per year under the option agreement and $150,000 per year upon the exercise and approval of a lease(s), subject to adjustment for inflation, and support for Indian-certified contractors, among other things.

Cautionary Note Regarding Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are not statements of historical facts and often contain words such as “may,” “will,” “expect,” “believe,” “anticipate,” “plan,” “estimate,” “seek,” “could,” “should,” “intend,” “potential,” or words of similar meaning. Forward-looking statements are based on management’s current expectations or beliefs as well as assumptions and estimates regarding our company, industry, economic conditions, government regulations and energy policies and other factors. Forward-looking statements may include, for example, (1) our current estimates of the quantity and quality of the Tribal coal, (2) any future exercise of the options and development, production and marketing of the coal, (3) the anticipated timing and ability to obtain required DOI and other approvals, (4) business development and growth initiatives and strategies; (5) potential synergies of this anticipated transaction, (6) the potential development of the Youngs Creek project and (7) other statements regarding this anticipated transaction and our plans, strategies, prospects and expectations concerning our business, industry, economic conditions, operating results, financial condition and other matters that do not relate strictly to historical facts. These statements are subject to significant risks, uncertainties, and assumptions that are difficult to predict and could cause actual results to differ materially from those expressed or implied in the forward-looking statements, including the risks that (i) required DOI and other approvals and permits are not obtained in a timely manner or at all, (ii) economic tons are substantially less than the currently estimated in-place tons, (iii) sufficient additional West Coast terminal capacity is not developed at all or in a timely manner, (iv) Asian export demand and domestic demand for PRB coal weakens, (v) future development and operating costs significantly exceed our expectations, or (vi) anticipated synergies of the potential transaction are not achieved.  For a discussion of some of the additional factors that could adversely affect our future results or the anticipated benefits of this potential transaction, refer to the risk factors described from time to time in the reports and registration statements we file with the Securities and Exchange Commission (“SEC”), including those in Item 1A - Risk Factors in our most recent Form 10-K and any updates thereto in our Forms 10-Q and current reports on Forms 8-K. There may be other risks and uncertainties that are not currently known to us or that we currently believe are not material. We make forward-looking statements based on currently available information, and we assume no obligation to, and expressly disclaim any obligation to, update or revise publicly any forward-looking statements made in this report, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01.       Financial Statements and Exhibits.

(d)                                 Exhibits

99.1	Furnished press release, dated January 24, 2013, issued by Cloud Peak Energy Inc. announcing that it has signed the option and exploration agreements with the Crow Tribe of Indians

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLOUD PEAK ENERGY INC.

Date: January 24, 2013	By:	/s/ Amy J. Stefonick
	Name:	Amy J. Stefonick
	Title:	Corporate Secretary

CLOUD PEAK ENERGY RESOURCES LLC

Date: January 24, 2013	By:	/s/ Amy J. Stefonick
	Name:	Amy J. Stefonick
	Title:	Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Furnished press release, dated January 24, 2013, issued by Cloud Peak Energy Inc. announcing that it has signed the option and exploration agreements with the Crow Tribe of Indians